DEAR FELLOW SHAREHOLDERS:

  PERFORMANCE REVIEW: During the first quarter of 1998, the Utilities Income Fund had a total return of 5.7%. Of that return, 3.8% was price appreciation and 1.9% income. The Fund's primary goal is current income. Shareholder income came in the form of three 6.5 cents monthly dividends. The 6.5 cents monthly rate would be 78 cents annualized without compounding, or a 7.43% yield based on the 3/31/98 closing stock price of $10.50. That yield compares favorably with the 3.92% yield on the Dow Jones Utilities Index, and the 4.04% yield on the S&P Utilities Index.

  During the first quarter of 1998, both the Dow Jones Utilities Index and the S&P Utilities Index had total returns of 5.6%, assuming that dividends were reinvested into the Indexes. The Lehman Brothers Utility Bond Index returned 1.4% for the same period. A weighted average of the Dow Jones Utilities Index and the Lehman Utility Bond Index reflecting the Fund's stock/bond ratio would have had a total return of 4.6%.

  THE INVESTMENT ENVIRONMENT AND OUTLOOK: The Fund's telecommunications holdings followed up a strong fourth quarter in 1997 with an even better first quarter in 1998. We can point to several reasons for this performance. First of all, the sector was clearly viewed as a place to hide from the Asian crisis that occurred in the second half of last year. While that impact was felt most strongly in the fourth quarter of 1997, there was definitely some carry-over effect in the first quarter as well.

  Speculation of industry consolidation was also a major force in the sector's performance with multiple rumors of mergers worldwide. Several of the Fund's telecommunications holdings were mentioned in these rumors, including Bell Atlantic, Sprint, British Telecommunications and Cable & Wireless.The only significant announcement that was actually made during the quarter was the much talked about alliance of Telefonica with WorldCom and MCI Communications. Although expected, the alliance was more far-reaching and beneficial to Telefonica than had been anticipated, resulting in a 28% gain in Telefonica stock in March. We continue to believe that mergers, acquisitions and alliances will dominate this industry as companies position themselves to offer a full suite of products and services to customers globally. Our investment philosophy is to own companies with strong fundamentals and attractive assets. While the potential of a merger is an added positive, that is not our primary reason to own a stock.

  Another contributor to the telecommunications sector's strength is the general lack of significant competition in the industry. It has been two years since the Telecommunications Act of 1996 was passed, and full-scale competition in the local market has yet to develop. While the Federal Communications Commission (FCC) has attempted to set the rules that would speed the introduction of competition, most of these rules are being challenged. Ultimately, it will be up to the courts to decide the structure of the industry which could take another 12 to 18 months. Thus, competitors' progress in cracking the local market has been slow, and some big potential competitors (i.e. AT&T and MCI Communications) have pulled out of reselling local service all together. As a result, the incumbent local telephone providers, namely the regional Bell operating companies (RBOCs) and GTE, have continued to post good earnings on the back of strong demand for telecommunications services.

  However, investors' complacency regarding the risk of competition was shaken somewhat at the beginning of the second quarter. In early April, Bell Atlantic announced it had reached an agreement with the New York Public Service Commission on preconditions for supporting the company's entry into long distance. Some investors (and other RBOCs) believe Bell Atlantic made too many concessions to open its local market to competition in exchange for the Commission's endorsement of its long distance application which is to be filed with the FCC later this year. Frankly, Bell Atlantic had little choice. Its lucrative New York City market already faces stiff local competition which will only intensify. It does not have the luxury of waiting another 12 to 18 months for the courts to rule on these issues. Bell Atlantic needs to be able to offer long distance as quickly as possible so it can compete with a full-service offering. In addition, long distance entry increases the company's attractiveness as a strategic partner to foreign carriers.

  While Bell Atlantic's situation in New York is somewhat unique, investors are concerned that other RBOCs will have to make similar concessions in their states to receive long distance entry endorsements. We do not believe there will be a domino-effect across the country. However, in those states where the RBOC is already seeing significant competition in the business market (i.e. Illinois, California, Texas), the Bell Atlantic agreement may be a reasonable compromise to hasten their entry into long distance.

  The Fund also got a boost in the first quarter from its international holdings. The European markets were particularly strong for two main reasons: a perceived safe haven from Asia and the move to European Monetary Union (
EMU). Although Asian markets began to stabilize somewhat in the first quarter, the view is that the worst is not over yet. As a consequence, investors have flocked to Europe which, due to EMU, has seen continued improvement in its macro environment, including lower interest rates. This resulted in a significant outperformance of the European markets compared to the rest of the world. Since almost all of our International equity holdings are in Europe, the Fund has been a beneficiary of this strength. Despite a pullback early in the second quarter, we remain comfortable with our international strategy and investments.

  BOARD OF DIRECTORS MEETING: At the regular April Board of Directors meeting, the Board declared the following monthly dividends:

           DIVIDENDS                       RECORD                                          PAYABLE
           PER SHARE                        DATE                                            DATE
           ---------                       ------                                          -------
           6.5 cents                       5/29/98                                         6/10/98
           6.5 cents                       6/30/98                                         7/10/98
           6.5 cents                       7/31/98                                         8/10/98

  The Board also considered revising an existing investment limitation of 10% on the amount of securities issued by public utilities located outside the United States. As the Fund's investments outside the United States have increased in value, from time to time the policy restriction has limited the Fund's ability to invest in the securities of foreign issuers when Fund managers believed that it would have been beneficial to make such investments. Believing it advantageous to the shareholders, the Board approved raising the limitation from 10% to 15%.

  AUTOMATIC DIVIDEND REINVESTMENT PLAN AND DIRECT DEPOSIT SERVICE--The Fund has a dividend reinvestment plan available to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or the net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York for all shares purchased by it in the reinvestment of the distribution and credited to the accounts of plan participants.

  For those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" you may not participate in the Fund's automatic dividend reinvestment plan inasmuch as the Fund cannot communicate directly with you since the Fund does not have your name and address. Thus for those Fund shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

  As an added service, the Fund now offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. Direct deposit provides automatic and immediate access to your funds on the dividend payment date and eliminates the possibility of mail delays and lost or stolen checks. This service is offered through The Bank of New York.

  For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York. You can contact the Administrator or The Bank of New York by calling the Fund's toll free number of 1-800-680-4DNP.

  VISIT US ON THE WEB--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duff.com.

  We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

LOGO                                             LOGO
Claire V. Hansen, CFA                            Calvin J. Pedersen, CFA
Chairman                                         President and Chief Executive
                                                 Officer

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                 MARCH 31, 1998
     The accompanying note is an integral part of this financial statement. COMMON STOCKS--74.1%

                                                                      MARKET
                                                                      VALUE
 SHARES      COMPANY                                                 (NOTE 1)
 ------      -------                                              --------------
             ^ ELECTRIC--38.2%
      81,400 Baltimore Gas & Electric Co........................  $    2,660,762
   1,618,600 Boston Edison Co...................................      67,880,038
   1,017,900 Carolina Power & Light Co..........................      46,059,975
   1,235,000 CINergy Corp.......................................      45,695,000
   1,352,700 CMS Energy Corp....................................      63,492,356
   1,265,000 DQE Incorporated...................................      47,121,250
   1,000,000 Duke Energy Corp...................................      59,562,500
   1,858,400 Edison International...............................      54,590,500
   1,593,400 Endesa S.A.........................................      38,639,950
   1,500,000 FirstEnergy Corp...................................      46,218,750
   1,147,800 FPL Group Inc......................................      73,746,150
     316,300 Houston Industries Inc. ...........................       9,093,625
     686,500 National Power PLC ADR.............................      28,575,563
   1,000,000 New Century Energies, Inc..........................      50,375,000
   1,067,100 New England Electric System........................      48,753,131
   2,556,600 NIPSCO Industries Inc..............................      71,584,800
     920,000 Pinnacle West Capital Corp.........................      40,882,500
     302,000 Powergen PLC ADR...................................      17,214,000
     500,000 Scottish Power PLC ADR.............................      18,968,750
   2,000,000 Southern Co........................................      55,375,000
     500,000 Southern Electric PLC ADR..........................       4,550,700
   1,319,700 TECO Energy Inc....................................      37,281,525
     700,000 Texas Utilities Co.................................      27,518,750
   1,558,900 Unicom Corp........................................      54,561,500
                                                                  --------------
                                                                   1,010,402,075
             ^ GAS--8.1%
     235,000 AGL Resources......................................       5,052,500
     225,000 CMS Energy Corp. Class G...........................       5,695,312
     245,000 EL Paso Natural Gas Co.............................      17,287,813
     661,600 Keyspan Energy Corp................................      24,024,350
     300,000 KN Energy..........................................      17,718,750
     425,000 MCN Energy Group Inc...............................      15,884,375
     400,000 National Fuel Gas Co...............................      18,800,000
     444,700 NICOR Inc..........................................      18,788,575
     600,000 Pacific Enterprises................................      24,487,500
     300,000 RWE AG ADR.........................................      16,140,897
     300,000 Washington Gas Light Co............................       8,212,500
   1,320,000 Williams Companies Inc.............................      42,240,000
                                                                  --------------
                                                                     214,332,572

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(CONTINUED)
                                  (UNAUDITED)
                                 MARCH 31, 1998
     The accompanying note is an integral part of this financial statement.

                                                                      MARKET
                                                                      VALUE
 SHARES      COMPANY                                                 (NOTE 1)
 ------      -------                                              --------------
             ^ TELECOMMUNICATION--17.0%
   1,686,200 Ameritech Corp.....................................  $   83,361,512
     699,500 Bell Atlantic Corp.................................      71,698,750
     565,000 Bellsouth Corp.....................................      38,172,813
     180,200 British Telecommunications PLC ADR.................      19,709,375
   1,015,000 Cable and Wireless ADS.............................      38,316,250
   2,037,230 SBC Communications Inc.............................      88,874,159
     575,000 Sprint Corp........................................      38,920,313
     142,100 Telestra Corp. ADR.................................       7,344,794
     464,400 Telefonica De Espana ADS...........................      61,416,900
                                                                  --------------
                                                                     447,814,866
             ^ NON-UTILITY--10.8%
     200,000 Bay Apartment Communities..........................       7,425,000
     409,000 Boston Properties Inc..............................      14,391,687
     253,800 CBL & Associates Properties Inc....................       6,218,100
     350,000 Centerpoint Properties Corporation.................      12,140,625
     120,000 Chelsea GCA Realty Inc.............................       4,440,000
     100,000 Colonial Properties Trust..........................       3,181,250
     450,000 Cornerstone Properties Inc.........................       8,184,375
      50,000 Crescent Operating Inc.............................       1,068,750
     500,000 Crescent Real Estate Equities Inc..................      18,000,000
     200,000 Developers Diversified Realty Corp.................       8,175,000
     400,000 Equity Residential Properties Trust................      20,100,000
     200,000 Essex Property Trust Inc...........................       6,862,500
     478,100 First Industrial Realty Trust......................      17,211,600
     126,300 Gables Residential Trust...........................       3,433,781
     131,000 Great Lakes REIT Inc...............................       2,529,937
     455,000 Highwoods Properties Inc...........................      16,067,187
     175,000 Macerich Co........................................       5,206,250
     590,000 Nationwide Health Properties.......................      14,750,000
     500,008 Patriot American Hospitality.......................      13,500,216
     714,200 Reckson Associates Realty Corp.....................      18,837,025
     512,500 Starwood Lodging Trust.............................      27,386,719
     466,700 Sunstone Hotel Investors Inc.......................       7,467,200
     402,400 TriNet Corporate Realty Trust......................      15,416,950
     200,000 Urban Shopping Centers Inc.........................       6,600,000
     445,000 Vornado Realty Trust...............................      19,385,313
     200,000 Weeks Corp.........................................       6,537,500
                                                                  --------------
                                                                     284,516,965
                                                                  --------------
             Total Common Stocks (Cost--$1,427,445,080).........   1,957,066,478
                                                                  --------------

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(CONTINUED)
                                  (UNAUDITED)
                                 MARCH 31, 1998
     The accompanying note is an integral part of this financial statement.

                                                                       MARKET
                                                                       VALUE
 SHARES COMPANY                                                       (NOTE 1)
 ------ -------                                                     ------------
 CONVERTIBLE PREFERRED STOCKS--0.0%
        ^ NON-UTILITY--0.0%
 47,000 Tanger Factory Outlet Centers Inc. Series A...............  $  1,245,500
                                                                    ------------
        Total Convertible Preferred Stocks (Cost--$989,350).......     1,245,500
                                                                    ------------

BONDS--21.9%

                                                RATINGS
                                       --------------------------
                                                         STANDARD     MARKET
                                        DUFF &             AND        VALUE
  PAR VALUE  COMPANY                    PHELPS   MOODY'S  POOR'S     (NOTE 1)
  ---------  -------                   --------- ------- -------- --------------
             ^ ELECTRIC--12.0%
 $24,920,000 Alabama Power Co.
              9%, due 12/01/24.......  AA-        A1       A+         27,525,585
  14,500,000 Commonwealth Edison Co.
              9 3/4%, due 2/15/20....  BBB        Baa2     BBB        15,993,631
   7,500,000 Commonwealth Edison Co.
              9 7/8%, due 6/15/20....  BBB        Baa2     BBB         8,787,255
   6,850,000 Commonwealth Edison Co.
              8 5/8%, due 2/01/22....  BBB        Baa2     BBB         7,381,478
   5,000,000 Commonwealth Edison Co.
              8 3/8%, due 9/15/22....  BBB        Baa2     BBB         5,313,990
  10,000,000 Commonwealth Edison Co.
              8 3/8%, due 2/15/23....  BBB        Baa2     BBB        10,694,050
   8,000,000 Duquesne Light Co.
              7.55%, due 6/15/25.....  A-         Baa1     BBB+        8,098,856
   5,000,000 Gulf States Utilities
              8.94%, due 1/01/22.....  Not Rated  Baa3     BBB-        5,304,410
  20,000,000 Illinois Power Co.
              8%, due 2/15/23........  BBB+       Baa1     BBB        20,700,000
   5,000,000 Louisiana Power & Light
              Co.
              8 3/4%, due 3/01/26....  Not Rated  Baa2     BBB         5,313,360
  15,000,000 New York State Electric
              & Gas Corp. 9 7/8, due
              11/01/20...............  Not Rated  Baa1     BBB+       16,699,785

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(CONTINUED)
                                  (UNAUDITED)
                                 MARCH 31, 1998
     The accompanying note is an integral part of this financial statement.

                                                 RATINGS
                                        --------------------------
                                                          STANDARD    MARKET
                                         DUFF &             AND       VALUE
  PAR VALUE  COMPANY                     PHELPS   MOODY'S  POOR'S    (NOTE 1)
  ---------  -------                    --------- ------- -------- ------------
 $ 4,000,000 New York State Electric
              & Gas Corp. 8 7/8%, due
              11/01/21...............   Not Rated  Baa1     BBB+   $  4,352,324
  14,105,000 Pennsylvania Power &
              Light Co.
              9 1/4%, due 10/01/19...   Not Rated  A3       A-       15,483,327
  16,850,000 Pennsylvania Power &
              Light Co.
              9 3/8%, due 7/01/21....   Not Rated  A3       A-       19,087,174
  11,750,000 Philadelphia Electric
              8 3/4%, due 4/01/22....   Not Rated  Baa1     BBB+     12,438,468
  27,580,000 Potomac Electric Power
              Co.
              9%, due 6/01/21........   AA-        A1       A        30,114,326
  10,000,000 Public Service Co. of
              Colorado
              8 3/4%, due 3/01/22....   Not Rated  A3       A        11,000,300
   3,000,000 Rochester Gas & Electric
              Corp.
              9 3/8%, due 4/01/21....   A-         Baa1     BBB+      3,317,469
  29,830,000 Texas Utilities Electric
              Co.
              9 3/4%, due 5/01/21....   A-         Baa1     BBB+     33,862,688
  10,000,000 Texas Utilities Electric
              Co.
              8 3/4%, due 11/01/23...   A-         Baa1     BBB+     10,934,880
  12,000,000 UtiliCorp United Inc.
              8%, due 3/01/23........   BBB        Baa3     BBB      12,632,484
  12,600,000 Union Electric Co.
              8 3/4%, due 12/01/21...   AA-        A1       AA-      13,837,912
  17,200,000 Virginia Electric &
              Power Co.
              8 1/4%, due 3/01/25....   A          A2       A        18,685,891
                                                                   ------------
                                                                    317,559,643
             ^ GAS--1.7%
   2,125,000 ANR Pipeline Co.
              9 5/8%, due 11/01/21...   Not Rated  Baa2     BBB       2,822,045
   8,875,000 Enron Corp.
              9.65%, due 5/15/01.....   BBB+       Baa2     BBB+      9,728,065
   7,885,000 Pennzoil Co.
              10 1/8%, due 11/15/09..   Not Rated  Baa3     BBB       9,942,433

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(CONTINUED)
                                  (UNAUDITED)
                                 MARCH 31, 1998
     The accompanying note is an integral part of this financial statement.

                                                 RATINGS
                                        --------------------------
                                                          STANDARD   JMARKET
                                         DUFF &             AND       VALUE
  PAR VALUE  COMPANY                     PHELPS   MOODY'S  POOR'S    (NOTE 1)
  ---------  -------                    --------- ------- -------- ------------
 $10,000,000 Phillips Petroleum Co.
              9.18%, due 9/15/21.....   Not Rated  A3       A-     $ 11,276,820
   4,500,000 Sonat Inc.
              9 1/2%, due 8/15/99....   Not Rated  A3       A-        4,693,365
   5,000,000 Southern California Gas
              Co.
              8 3/4%, due 10/01/21...   AA-        A1       AA-       5,507,520
                                                                   ------------
                                                                     43,970,248
             ^ TELECOMMUNICATION--
              7.8%
  18,000,000 AT&T Corp.
              8.35%, due 1/15/25.....   AA         Aa3      AA-      19,763,928
  35,428,000 GTE Corp
              9 3/8%, due 12/01/00...   A-         Baa1     A        38,197,336
   6,000,000 GTE Corp.
              10 1/4%, due 11/01/20..   A-         Baa1     A         6,792,756
  10,000,000 GTE California Inc.
              8.07%, due 4/15/24.....   AA         A1       AA-      11,128,690
   6,625,000 GTE Corp.
              7.90%, due 2/01/27.....   A-         Baa1     A         7,052,134
  11,995,000 Mountain States
              Telephone
              9 1/2%, due 5/01/00....   Not Rated  Aa3      A        12,800,452
  13,750,000 New England Telephone &
              Telegraph 9%, due
              8/01/31................   AA         Aa2      AA       15,331,401
  10,000,000 New York Telephone Co.
              7 5/8%, due 2/01/23....   A          A2       A+       10,473,220
  10,000,000 New York Telephone Co.
              7%, due 8/15/25........   A          A2       A+        9,917,270
  20,740,000 New York Telephone Co.
              9 3/8%, due 7/15/31....   A          A2       A+       23,305,849
   5,000,000 Pacific Bell
              8 1/2%, due 8/15/31....   AA-        A1       AA-       5,389,030
  24,900,000 Southwestern Bell
              Telephone
              7.20%, due 10/15/26....   AA         Aa3      AA       25,727,128
  13,000,000 US West Capital Funding
              7.90%, due 2/01/27.....   BBB+       Baa1     BBB+     14,648,647
   5,000,000 US West Communications
              8 7/8%, due 6/01/31....   AA-        Aa3      A         5,529,345
                                                                   ------------
                                                                    206,057,186

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(CONTINUED)
                                  (UNAUDITED)
                                 MARCH 31, 1998
     The accompanying note is an integral part of this financial statement.

                                                 RATINGS
                                         -----------------------
                                                        STANDARD     MARKET
                                         DUFF &           AND        VALUE
  PAR VALUE  COMPANY                     PHELPS MOODY'S  POOR'S     (NOTE 1)
  ---------  -------                     ------ ------- -------- --------------
             ^ NON-UTILITY--0.4%
 $ 8,000,000 Dayton Hudson Corp.
              9 7/8%, due 7/01/20.....    A-     Baa1     BBB+       10,687,104
                                                                 --------------
                                                                     10,687,104
                                                                 --------------
             Total Bonds (Cost--$560,715,418)..................     578,274,181
                                                                 --------------
 U.S. TREASURY OBLIGATIONS--2.9%
  66,000,000 U.S. Treasury Bonds
              11 3/4%, due 2/15/01.............................      76,642,500
                                                                 --------------
             Total U.S. Treasury Obligations (Cost--
              $78,725,547).....................................      76,642,500
                                                                 --------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS--2.9%
   1,161,302 Federal National Mortgage Association 8%, due
              5/01/05..........................................       1,202,311
                                                                 --------------
             Total U.S. Government Agency Obligations (Cost--
              $1,200,133)......................................       1,202,311
                                                                 --------------
 CASH AND OTHER ASSETS LESS LIABILITIES--1.0%..................      26,771,797
                                                                 --------------
 NET ASSETS
  (equivalent to $10.51 per share of common stock based on
  203,654,529 shares of common stock outstanding, authorized
  250,000,000 shares, $.001 par value per share and 5,000
  shares remarketed preferred stock outstanding, authorized
  100,000,000 shares, liquidation preference $100,000 per
  share, $.001 par value per share)............................  $2,641,202,767
                                                                 ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     STATEMENT OF NET ASSETS--(CONTINUED)
                                  (UNAUDITED)
                                MARCH 31, 1998


(1) The market values for securities are determined as follows: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

BOARD OF DIRECTORS

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

ROBERT J. DAY

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

BERYL W. SPRINKEL

OFFICERS

CLAIRE V. HANSEN, CFA
Chairman

CALVIN J. PEDERSEN, CFA
President and Chief Executive  Officer

NATHAN I. PARTAIN, CFA
Executive Vice President and  Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

DUFF & PHELPS
UTILITIES INCOME INC.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(800) 680-4367
(312) 368-5510

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
1-800-432-8224

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

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                                                                   Duff & Phelps
                                                           Utilities Income Inc.


                                                                   1ST


                                                              FIRST QUARTER
                                                              REPORT

                                                              MARCH 31, 1998
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